THE ADVISORS’ INNER CIRCLE FUND III

Ninety One Emerging Markets Equity Fund

Ninety One Global Franchise Fund

(the “Funds”)

Supplement dated August 30, 2021 to the

Funds’ Prospectus and Statement of Additional Information (the “SAI”), each dated March 1, 2021

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

The Prospectus and SAI are hereby amended and supplemented as follows:

1.	The paragraph in the “Information about Portfolio Holdings” section of the Prospectus is hereby deleted and replaced with the following:

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Each Fund will post on the internet at www.ninetyone.com (i) its top 10 holdings within 20 days after the end of each calendar quarter and (ii) its complete holdings within 30 days after the end of each calendar quarter. The portfolio holdings information placed on the Funds’ website generally will remain there until replaced by new postings as described above.

2.	The fourth paragraph in the “Portfolio Holdings” section of the SAI is hereby deleted and replaced with the following:

In addition to the quarterly portfolio holdings disclosure required by applicable law, each Fund will post on the internet at www.ninetyone.com (i) its top 10 holdings within 20 days after the end of each calendar quarter and (ii) its complete holdings within 30 days after the end of each calendar quarter. The portfolio holdings information placed on the Funds’ website generally will remain there until replaced by new postings as described above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

INV-SK-009-0100